Supplement to the Current Prospectus

Effective August 1, 2008, footnote (#) to the table in the sub-section entitled "Expense Table" under the main heading "Expense Summary" is restated as follows:

# A contingent deferred sales charge (referred to as a CDSC) of 1% may be deducted from your redemption proceeds if you buy $1 million or more of Class A shares and you redeem your investment within 12 months of your purchase if you purchased shares prior to September 1, 2008, and within 24 months of your purchase if you purchased shares on or after September 1, 2008. Class 529A shares (if offered) are not subject to any CDSC.

Effective August 1, 2008, the first paragraph beneath the table in the sub-section entitled "Class A Shares" or "Class A and Class 529A Shares" under the sub-heading "Sales Charges and Waivers or Reductions" beneath the main heading "Description of Share Classes" is restated as follows:

You pay no initial sales charge when you invest $1 million or more in Class A (or Class 529A, if offered) shares. However, for Class A shares, for purchasers other than Employer Retirement Plans, a CDSC of 1% will generally be deducted from your redemption proceeds if you redeem within 12 months of your purchase if you purchased shares prior to September 1, 2008, and within 24 months of your purchase if you purchased shares on or after September 1, 2008.

                 The date of this supplement is August 1, 2008.